UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Lionheart Holdings

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED MAY 15, 2026

LIONHEART HOLDINGS
200 W Cypress Creek Road, Suite 500

Fort Lauderdale, Florida 33309

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING

LIONHEART HOLDINGS

Dear Shareholders of Lionheart Holdings:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Lionheart Holdings, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), to be held on June [●], 2026, at 11:00 AM, Eastern Time, at the offices of the Company, located at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned. The accompanying proxy statement is dated May [●], 2026, and is first being mailed to shareholders of the Company on or about May [●], 2026.

Please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting in person, it is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented by proxy at the Extraordinary General Meeting if you are unable to attend in person. Instructions on how to complete your proxy are on the proxy materials you received for the Extraordinary General Meeting. The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

1.	Proposal No. 1 — The Extension Amendment Proposal — as a special resolution, to amend the Company’s Amended and Restated Articles of Association (the “Charter”) in the form set forth in Annex A of the accompanying proxy statement to extend (the “Extension”) the date (the “Deadline Date”) by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”) from June 20, 2026 for a nine month period to March 20, 2027 (the “Extension Amendment Proposal”); and

2.	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal(the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial Business Combination.

If the Extension Amendment Proposal is not approved, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to US$100,000 of interest to pay dissolution expenses), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the directors of the Company, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants if we fail to complete a Business Combination by the applicable Deadline Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Deadline Date would be extended for nine months from June 20, 2026 to March 20, 2027.

The Board believes that it is in the best interests of the Company’s shareholders to adopt the Extension Amendment Proposal in order for the Company to have additional time to complete an initial Business Combination.

The Company’s securities are listed on The Nasdaq Stock Market (“Nasdaq”) under the symbols “CUBWU”, “CUB” and “CUBWW”, respectively.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if we determine that additional time is necessary or convenient to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal.

In connection with the Extension, holders (“public shareholders”) of the Company’s Class A ordinary shares, par value of $0.0001 per share, issued as part of the units sold in the Company’s initial public offering (the “public shares”) will be provided with the opportunity to redeem their public shares upon the effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of public shares then in issue, regardless of how such public shareholders vote on the Extension Amendment Proposal or if they vote at all and regardless of whether they hold public shares on the Record Date established for the Extraordinary General Meeting. Such redemption rights are not available to our Sponsor, all shareholders of the Company immediately prior to the consummation of the Company’s initial public offering (the “Founders”) and the officers and directors of the Company.

The deadline for demanding redemption is 5:00 PM on June [●], 2026. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares upon consummation of our Business Combination, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the applicable Deadline Date and does not or cannot further extend the Deadline Date.

Based upon the amount held in the Trust Account as of May 15, 2026, which was approximately $250 million (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable) will be approximately $[●] at the time of the Extraordinary General Meeting. The closing price of one Class A Ordinary Share on Nasdaq on May [●], 2026 was $[●]. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] less per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the estimated redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to our Charter, a public shareholder will be provided with the opportunity to redeem all or a portion of such holder’s public shares for cash, if the Extension Amendment Proposal is approved and implemented. As a holder of public shares, you will be entitled to receive cash for any public shares to be redeemed only if you, prior to 5:00 PM on June [●], 2026:

●	(a) hold public shares or (b) hold public shares through units and elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

●	submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent and trustee, including the legal name, phone number and address of the beneficial owner of the public shares for which redemption is requested, that the Company redeem all or a portion of your public shares for cash; and

●	deliver your share certificates for public shares (if any) along with other applicable redemption forms to Continental Stock Transfer & Trust Company, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal, or do not vote at all, and regardless of whether they hold their public shares on the Record Date.

Approval of the Extension Amendment Proposal a requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given. The Extension Amendment Proposal is not conditioned on the approval of any other proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on May 15, 2026, as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of record on May 15, 2026, are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments and/or postponements thereof. On the Record Date, the Sponsor, the Company’s directors, officers and their affiliates and permitted transferees (collectively, the “Insiders”) beneficially owned and were entitled to vote an aggregate of 7,666,667 Ordinary Shares, which represents approximately 25% of the Company’s issued and outstanding Ordinary Shares. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection herewith, you will retain the right to vote on a Business Combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or in the event that the Company has not consummated a Business Combination by the applicable Deadline Date.

To ensure your representation at the Extraordinary General Meeting, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

On behalf of our Board, we would like to thank you for your support of Lionheart Holdings

May [●], 2026

By Order of the Board,

Ophir Sternberg
Chief Executive Officer and Director

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2)(A) SUBMIT A WRITTEN REQUEST, INCLUDING THE NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, TO THE TRANSFER AGENT BY 5:00 PM ON JUNE [●], 2026, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (B) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated May [●], 2026

and is first being mailed to our shareholders with the form of proxy on or about May [●], 2026.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

LIONHEART HOLDINGS
200 W Cypress Creek Road, Suite 500

Fort Lauderdale, Florida 33309

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JUNE [●], 2026

Dear Shareholders of Lionheart Holdings:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of Lionheart Holdings, a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), will be held on June [●], 2026, at 11:00 AM, Eastern Time, at the offices of the Company, located at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

1.	Proposal No. 1 — The Extension Amendment Proposal — as a special resolution, to amend the Company’s Amended and Restated Articles of Association (the “Charter”) in the form set forth below and in Annex A of the accompanying proxy statement to extend (the “Extension”) the date (the “Deadline Date”) by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”) from June 20, 2026 for a nine month period to March 20, 2027 (the “Extension Amendment Proposal”);

The full text of the special resolution to be considered, and if thought fit, passed is as follows:

“RESOLVED, as a special resolution, that with immediate effect the Company’s amended and restated articles of association be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

Completion Window means the period of time:

a)	commencing on, and including, the closing date of the IPO; and

b)	ending on the date that is thirty three (33) months after the closing date of the IPO, or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

2.	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal(the “Adjournment Proposal”).

The text of the ordinary resolution is as follows:

“RESOLVED, as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies if, at the time of the Extraordinary General Meeting there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.”

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial Business Combination.

If the Extension Amendment Proposal is not approved, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to US$100,000 of interest to pay dissolution expenses and), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to appliable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants if we fail to complete a Business Combination by the applicable Deadline Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Deadline Date would be extended for nine months from June 20, 2026 to March 20, 2027.

The Board believes that it is in the best interests of the Company’s shareholders to adopt the Extension Amendment Proposal in order for the Company to have additional time to complete an initial Business Combination.

The Company’s securities are listed on The Nasdaq Stock Market (“Nasdaq”) under the symbols “CUBWU”, “CUB” and “CUBWW”, respectively.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if we determine that additional time is necessary or convenient to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal.

Approval of the Extension Amendment Proposal a requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) as being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given. The Extension Amendment Proposal is not conditioned on the approval of any other proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.

In connection with the Extension, holders (“public shareholders”) of the Company’s Class A ordinary shares, par value of $0.0001 per share, issued as part of the units sold in the Company’s initial public offering (the “public shares”) will be provided with the opportunity to redeem their public shares upon the effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of public shares then in issue, regardless of how such public shareholders vote on the Extension Amendment Proposal or if they vote at all and regardless of whether they hold public shares on the Record Date established for the Extraordinary General Meeting. Such redemption rights are not available to our Sponsor, all shareholders of the Company immediately prior to the consummation of the Company’s initial public offering (the “Founders”) and the officers and directors of the Company.

The deadline for demanding redemption is 5:00 PM on June [●], 2026. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares upon consummation of our Business Combination, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the applicable Deadline Date and does not or cannot further extend the Deadline Date.

Based upon the amount held in the Trust Account as of May [●], 2026, which was approximately $250 million (including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable)), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Extraordinary General Meeting. The closing price of one Class A Ordinary Share on Nasdaq on May [●], 2026 was $[●]. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] less per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the estimated redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to our Charter, a public shareholder will be provided with the opportunity to redeem all or a portion of such holder’s public shares for cash if the Extension Amendment Proposal is approved and implemented. As a holder of public shares, you will be entitled to receive cash for any public shares to be redeemed only if you, prior to 5:00 PM on June [●], 2026:

●	hold public shares or (b) hold public shares through units and elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

●	submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent and trustee, including the legal name, phone number and address of the beneficial owner of the public shares for which redemption is requested, that the Company redeem all or a portion of your public shares for cash; and

●	deliver your share certificates for public shares (if any) along with other applicable redemption forms to Continental Stock Transfer & Trust Company, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal, or do not vote at all, and regardless of whether they hold their public shares on the Record Date.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection herewith, you will retain the right to vote on a Business Combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or in the event that the Company has not consummated a Business Combination by the applicable Deadline Date.

If the Extension Amendment Proposal is approved and implemented, such approval will constitute consent for the Company to, on effectiveness of such Extension Amendment Proposal, (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of public shares then in issue, subject to applicable law and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete a Business Combination on or before the applicable Deadline Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a Business Combination through the applicable Deadline Date.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $250 million that was in the Trust Account as of May [●], 2026. In such an event, the Company may need to obtain additional funds to complete its Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on May 15, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. On the Record Date, there were 30,666,667 Ordinary Shares issued and outstanding, including 23,000,000 Class A Ordinary Shares and 7,666,667 Class B Ordinary Shares. On the Record Date, the Sponsor, the Company’s directors, officers and their affiliates and permitted transferees (collectively, the “Insiders”) beneficially owned and were entitled to vote an aggregate of 7,666,667 Ordinary Shares, which represents approximately 25% of the Company’s issued and outstanding Ordinary Shares. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

May [●], 2026
By Order of the Board,

Ophir Sternberg
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE [●], 2026

This Notice of Extraordinary General Meeting and Proxy Statement are available at: www.cstproxyvote.com.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2025, the Company’s subsequent Quarterly Reports on Form 10-Q, if any, and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Q: Why am I receiving this proxy statement?

A: This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held at the offices of The Company, 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309, at 11:00 AM on June [●], 2026, or at any adjournments and/or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

The Company is a blank check company incorporated on February 21, 2024 as a Cayman Islands exempted company for the purpose of effecting a Business Combination.

On June 20, 2024, the Company consummated its IPO of 23,000,000 units, including 3,000,000 units issued pursuant to the full exercise of the underwriters’ over-allotment option, at $10.00 per unit, generating gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 6,000,000 private placement warrants at a price of $1.00 per private placement warrant in a private placement, consisting of 4,000,000 private placement warrants to the Sponsor and 2,000,000 private placement warrants to Cantor Fitzgerald & Co., the representative of the underwriters in the IPO, generating gross proceeds of $6,000,000.

Following the closing of the IPO on June 20, 2024, an amount of $230,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account.

If the Extension Amendment Proposal is not approved, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to US$100,000 of interest to pay dissolution expenses and), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to appliable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants if we fail to complete a Business Combination by the applicable Deadline Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Deadline Date would be extended for nine months from June 20, 2026 to March 20, 2027.

The Board believes that it is in the best interests of the Company’s shareholders to approve the Extension Amendment Proposal in order for the Company to have additional time to complete an initial Business Combination.

Q: What is being voted on?

A: You are being asked to vote on the following proposals:

1.	The Extension Amendment Proposal – as a special resolution, to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A hereto to extend the Deadline Date from June 20, 2026 for a nine month period to March 20, 2027.

2.	The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection herewith, you will retain the right to vote on a Business Combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or in the event that the Company has not consummated a Business Combination by the applicable Deadline Date.

Q: What is the effect of giving a proxy?

A: Proxies are solicited by and on behalf of our Board. You may appoint your own proxy or, if no person is otherwise specified by you on the proxy card, Ophir Sternberg and Faquiry Diaz Cala have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Q: Can I attend the Extraordinary General Meeting?

A: The Extraordinary General Meeting will be held at 11:00 AM, Eastern Time, on June [●], 2026, at the offices of the Company, located at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309.

You will be permitted to attend the Extraordinary General Meeting in person at the offices of the Company, at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309. You can also vote by visiting https://www.cstproxyvote.com.

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company, the Company’s transfer agent and trustee (“Continental”). If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Q: Why is the Company proposing the Extension Amendment Proposal, and why does the Board recommend that I vote “FOR” the Extension Amendment Proposal?

A: The Charter currently provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if there is no qualifying Business Combination(s) consummated on or before June 20, 2026.

If the Extension Amendment Proposal is not approved, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to US$100,000 of interest to pay dissolution expenses and), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to appliable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants if we fail to complete a Business Combination by the applicable Deadline Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Deadline Date would be extended for nine months from June 20, 2026 to March 20, 2027.

The Board believes that it is in the best interests of the Company’s shareholders to adopt the Extension Amendment Proposal in order for the Company to have additional time to complete an initial Business Combination.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection herewith, you will retain the right to vote on a Business Combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or in the event that the Company has not consummated a Business Combination by the applicable Deadline Date.

If the Extension Amendment Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Board recommends that you vote “FOR” the Extension Amendment Proposal.

Q: Why should I vote to approve the Adjournment Proposal?

A: If the Adjournment Proposal is presented and not approved by our shareholders, our Board will not be able to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient in the event that there are insufficient votes for the approval of the Extension Amendment Proposal.

The Board recommends that you vote “FOR” the Adjournment Proposal.

Q: Who is the Company’s Sponsor?

A: The Company’s Sponsor is Lionheart Sponsor, LLC, a Florida limited liability company. The Sponsor currently owns an aggregate of 7,666,667 Class B Ordinary Shares, which represents 25% of the Company’s issued and outstanding Ordinary Shares. The Sponsor is governed and controlled by Ophir Sternberg, its sole managing member. Ophir Sternberg is also our Chairman of the Board of Directors, President and Chief Executive Officer. Paul Rapisarda is our Chief Financial Officer and Faquiry Diaz Cala is our Chief Operating Officer, both of which are affiliated with our Sponsor.

Q: How do the Company insiders intend to vote their shares?

A: The Sponsor, the Company’s directors, officers and their affiliates and permitted transferees (collectively, the “Insiders”) are expected to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

The Insiders are not entitled to redeem any Ordinary Shares held by them. On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate of 7,666,667 Class B Ordinary Shares, which represents 25% of the Company’s issued and outstanding Ordinary Shares.

Our Sponsor, the other Insiders or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the Extraordinary General Meeting. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as he, she or it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise such shareholder’s redemption rights with respect to the shares so purchased. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the funds held in the Trust Account. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, the other Insiders or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the Extension Amendment Proposal or not redeem their public shares. However, they have no current commitments to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Securities Exchange Act of 1934 (the “Exchange Act”). We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

Additionally, in the event our Sponsor, the other Insiders or any of their respective affiliates were to purchase shares or warrants from public shareholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

●	our proxy statement would disclose the possibility that our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

●	if our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

●	our proxy statement would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the Extension Amendment Proposal;

●	our Sponsor, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

●	we would disclose in a Form 8-K, before our shareholder meeting, the following material items:

●	the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

●	the purpose of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates;

●	the impact, if any, of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates on the likelihood that the Extension Amendment Proposal will be approved;

●	the identities of our security holders who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

●	the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to increase the likelihood of obtaining shareholder approval of the Extension Amendment Proposal. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment Proposal.

Q: What vote is required to approve the Extension Amendment Proposal?

A: Approval of the Extension Amendment Proposal a requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of holders of the Ordinary Shares as being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given. The Extension Amendment Proposal is not conditioned on the approval of any other proposal. On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate of 7,666,667 Ordinary Shares, which represents approximately 25% of the Company’s issued and outstanding Ordinary Shares.

Q: What vote is required to approve the Adjournment Proposal?

A: Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal. On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate of 7,666,667 Ordinary Shares, which represents approximately 25% of the Company’s issued and outstanding Ordinary Shares. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.

Q: What happens if I sell my public shares or units before the Extraordinary General Meeting?

A: The Record Date is earlier than the date of the Extraordinary General Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Extraordinary General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary General Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary General Meeting. If you acquired your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

Q: What if I want to vote against or don’t want to vote for any of the proposals?

A: If you do not want any of the proposals to be approved, you must abstain or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not have an effect on any of the proposals because each proposal requires the vote of a percentage of the Ordinary Shares represented in person or by proxy and that are voted at the Extraordinary General Meeting. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Q: What happens if the Extension Amendment Proposal is not approved, or if it is approved but the Extension is not implemented?

A: If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal is not approved, or if the Extension Amendment Proposal is approved but the Extension is not implemented, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to US$100,000 of interest to pay dissolution expenses and), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to appliable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants if we fail to complete a Business Combination by the applicable Deadline Date.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares (or Class A Ordinary Shares received upon conversion of such Class B Ordinary Shares) held by it or them, as applicable, if the Company fails to complete a Business Combination by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete a Business Combination by the applicable date. There will be no redemption rights or liquidating distributions with respect to our warrants if we fail to complete a Business Combination by the applicable Deadline Date. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

Q: If the Extension is approved, what happens next?

A: Upon approval of the Extension Amendment Proposal by special resolution, being a resolution passed by a majority of at least two-thirds of the holders of the Ordinary Shares as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting, the Company will file the special resolution approving an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. Accordingly, the Deadline Date would be extended from June 20, 2026 for a nine month period to March 20, 2027.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed public shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Insiders.

Q: Where will I be able to find the voting results of the Extraordinary General Meeting?

A: We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q: Would I still be able to exercise my redemption rights in connection with a proposed Business Combination?

A: Yes. If you do not choose to exercise redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise redemption rights in connection with a Business Combination. Further, you will retain the right to vote with respect to such Business Combination if you are a holder of public shares as of the close of business on the record date established in connection with the shareholder approval of such Business Combination. The Extraordinary General Meeting described in this proxy statement does not affect your right to elect to redeem your public shares in connection with a Business Combination, subject to any limitations set forth in the Charter (including the requirement to submit any request for redemption in connection with a Business Combination on or before 5:00 PM on June [●], 2026).

Q: How do I change my vote?

A: Shareholders may send a later-dated, signed proxy card to the Company at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309, attn.: Ophir Sternberg, Chief Executive Officer, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on June [●], 2026). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting in person, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Q: What is a quorum?

A: A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of at least one-third of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Q: If my shares are held in “street name,” will my broker automatically vote them for me?

A: If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker how to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Q: Who can vote at the Extraordinary General Meeting?

A: Holders of our Ordinary Shares as of the close of business on May 15, 2026, the Record Date, are entitled to vote at the Extraordinary General Meeting. As of the Record Date, there were 30,666,667 Ordinary Shares issued and outstanding, consisting of 23,000,000 Class A Ordinary Shares and 7,666,667 Class B Ordinary Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the Record Date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The Insiders collectively beneficially own 7,666,667 Ordinary Shares constituting approximately 25% of our issued and outstanding Ordinary Shares.

Registered Shareholders. If our shares are registered directly in your name with our transfer agent, Continental , you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Q: Does the Board recommend voting for the approval of the proposals?

A: Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

Q: What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

A: The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares, the ownership of the private placement warrants that may become exercisable in the future, interests in the Contributors and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal —Interests of the Sponsor and the Company’s Directors and Officers.”

Q: Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

A: Shareholders of the Company do not have dissenters’ rights in connection with any of the proposals under Cayman Islands law.

Q: What happens to the Company’s warrants if the Extension is not approved?

A: If the Extension Amendment Proposal is not approved, or if the Extension Amendment Proposal is approved but the Extension is not implemented, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to US$100,000 of interest to pay dissolution expenses and), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to appliable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants if we fail to complete a Business Combination by the applicable Deadline Date.

Q: What happens to the Company’s warrants if the Extension is approved?

A: If the Extension is approved, the Company will continue its efforts to identify and consummate a Business Combination on or before the applicable Deadline Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Q: How do I vote?

A: If you are a holder of record of Ordinary Shares on May 15, 2026, the Record Date for the Extraordinary General Meeting, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Q: How do I redeem my Ordinary Shares?

A: Pursuant to our Charter, a public shareholder may request to redeem all or a portion of such holder’s public shares for cash if the Extension Amendment Proposal is approved and implemented. As a holder of public shares, you will be entitled to receive cash for any public shares to be redeemed only if you, prior to 5:00 PM on June [●], 2026:

●	(a) hold public shares or (b) hold public shares through units and elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

●	submit a written request to Continental, including the legal name, phone number and address of the beneficial owner of the public shares for which redemption is requested, that the Company redeem all or a portion of your public shares for cash; and

●	deliver your share certificates for public shares (if any) along with other applicable redemption forms to Continental, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal, or do not vote at all, and regardless of whether they hold the public shares on the Record Date.

Based upon the amount held in the Trust Account as of May [●], 2026 (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Extraordinary General Meeting. The closing price of one Class A Ordinary Share on May [●], 2026 was $[●]. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] less per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the estimated redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q: Who is paying for this proxy solicitation?

A: Our Board is soliciting proxies for use at the Extraordinary General Meeting. We will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A: If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Lionheart Holdings
200 W Cypress Creek Road, Suite 500

Fort Lauderdale, Florida 33309
Telephone: (305) 573-3900

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below, and comply with the other requirements set forth herein, prior to 5:00 PM, Eastern Time, on June [●], 2026. If you have questions regarding the certification of your position or tendering/delivery of your shares, please contact:

SPAC Redemption Team
Continental Stock Transfer & Trust Company
1 State Street, 30 Floor
New York, New York 10004
Email:

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 25, 2026, and in the other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that a Business Combination will be consummated prior to any applicable Deadline Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. The Company expects to seek shareholder approval of any Business Combination it seeks to complete. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension is approved at the Extraordinary General Meeting, and even if a Business Combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or winding up of the Company, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public shareholders to exercise redemption rights if the Extension Amendment Proposal is approved and implemented with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved and implemented. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their public shares if the Extension Amendment Proposal is approved and implemented.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination or force us to abandon our efforts to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination. In addition, we may have imposed upon us burdensome requirements, including:

o	registration as an investment company;

o	adoption of a specific form of corporate structure; and

o	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless it can qualify for an exclusion, a company must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

The SEC provided guidance that the determination of whether a special purpose acquisition company (“SPAC”), like us, is an “investment company” under the Investment Company Act is a facts and circumstances determination requiring individualized analysis and depends on a variety of factors, including a SPAC’s duration, asset composition, business purpose and activities. When applying these factors to us we do not believe that our principal activities will subject us to the Investment Company Act. To this end, the Company was formed for the purpose of completing an initial Business Combination with one or more businesses. Since our inception, our business has been and will continue to be focused on identifying and completing an initial Business Combination, and thereafter, operating the post-transaction business for the long term. Further, we do not plan to buy businesses or assets with a view to resale or profit from their resale and we do not plan to buy unrelated businesses or assets or to be a passive investor. In addition, the proceeds held in the Trust Account are invested solely in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act (or any successor rule), which invest only in direct U.S. government treasury obligations, or deposit the proceeds into an interest bearing or non-interest bearing bank demand deposit account at a U.S. chartered commercial bank with consolidated assets of $100 billion or more. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Further, investing in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. Instead, the Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial Business Combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our Charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial Business Combination or to redeem 100% of our public shares if we do not complete our initial Business Combination by the applicable deadline date or (B) with respect to any other material provisions relating to the rights of holders of Class A ordinary shares or pre-initial Business Combination activity; or (iii) absent an initial Business Combination by the applicable deadline date, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as described above, we may be deemed to be subject to the Investment Company Act.

If we were deemed to be an investment company for purposes of the Investment Company Act, we would need to register as such under the Investment Company Act and compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a Business Combination. We may also be forced to abandon our efforts to complete an initial Business Combination and instead be required to liquidate the Trust Account. In which case, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our securities following such a transaction. For illustrative purposes, in connection with the liquidation of the Trust Account, our public shareholders may receive approximately $[●] per public share, which is based on estimates as of May [●], 2026, or less in certain circumstances. There will be no liquidating distributions with respect to our warrants.

The 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our stock if we were to become a “covered corporation” in the future.

The Inflation Reduction Act of 2022, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. In December of 2022, the Treasury issued a notice that provides interim operating rules for the Excise Tax, including rules governing the calculation and reporting of the Excise Tax. In April of 2024, the Treasury and the IRS issued proposed Treasury regulations that provide proposed operating rules for the Excise Tax, including rules governing the computation of the Excise Tax, on which taxpayers may rely until the proposed Treasury regulations are finalized, and in June of 2024, the Treasury and IRS issued final Treasury regulations on the reporting and payment (but not the computation) of the Excise Tax. In the proposed Treasury regulations, the Treasury exempts from the Excise Tax any distributions by a covered corporation in the same year it completely liquidates within the meaning of either Section 331 or Section 332(a) (but not both) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which includes distributions that occur in connection with redemptions. Under the proposed Treasury regulations, the Excise Tax may be applicable to redemptions by a covered corporation in connection with (i) a liquidation that is not a “complete liquidation” within the meaning of either Section 331 or Section 332(a) of the Code, (ii) an extension, depending on the timing of the extension relative to when the covered corporation consummates an initial business combination or liquidates and (iii) an initial business combination, depending on the structure of the initial business combination. Although the proposed Treasury regulations clarify certain aspects of the Excise Tax, the interpretation and operation of other aspects of the Excise Tax remain unclear. In addition, although taxpayers generally may rely on the proposed Treasury regulations until they are finalized, there is no assurance that the proposed Treasury regulations will be finalized in their current form, and therefore, the Excise Tax might apply to a future transaction undertaken by us (including after a business combination) in a manner that is different than described in the proposed Treasury regulations.

We are currently not a “covered corporation” for purposes of the Excise Tax. If we were to become a covered corporation in the future, whether in connection with the consummation of our Business Combination with a U.S. company (including if we were to redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of our Business Combination, (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with our Business Combination or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock and (v) the content of final regulations and other guidance from the Treasury. As noted above, the Excise Tax would be payable by the repurchasing corporation, and not by the redeeming holder, and only limited guidance on the mechanics of any required reporting and payment of the Excise Tax on which taxpayers may rely have been issued to date. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our public shareholders in connection with a redemption of our stock is not expected to be reduced by any Excise Tax imposed on us. The imposition of the Excise Tax on us could, however, cause a reduction in the cash available on hand to complete our Business Combination and may affect our ability to complete our Business Combination or fund future operations.

Since our Sponsor will lose its entire investment in us if an initial business combination is not completed, our Sponsor, and our directors and officers, may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

There will be no distribution from the Trust Account with respect to the founder shares or private placement warrants, which will expire worthless, in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 7,666,667 Ordinary Shares, and 6,000,000 private placement warrants that were purchased by the Sponsor and by Cantor Fitzgerald & Co. will be worthless. Our Sponsor has waived its rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated.

Additionally, our Sponsor can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our shares experience a negative rate of return, due to the Sponsor having initially purchased the 7,666,667 Ordinary Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor and other Insiders may influence their motivation in identifying and selecting a target for a business combination and consummating a business combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held on June [●], 2026 at 11:00 AM, Eastern Time, at the offices of The Company located at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309, to consider and vote upon the proposals to be put to the Extraordinary General Meeting.

At the Extraordinary General Meeting, you will be asked to consider and vote on the following proposals:

1.	Proposal No. 1 — The Extension Amendment Proposal — as a special resolution, to amend the Company’s Charter in the form set forth in Annex A hereto to extend the Deadline Date from June 20, 2026 for a nine month period to March 20, 2027.

2.	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on May 15, 2026, the Record Date, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 30,666,667 Ordinary Shares issued and outstanding, including 23,000,000 Class A Ordinary Shares and 7,666,667 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one-third of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of the Extension Amendment Proposal a requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of Ordinary Shares as being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. The Extension Amendment Proposal is not conditioned on the approval of any other proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal.

On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate of 7,666,667 Ordinary Shares, which represents approximately 25% of the Company’s issued and outstanding Ordinary Shares.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or against the proposals or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person, or by proxy. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309, attn.: Ophir Sternberg, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on June [●], 2026) or attend the Extraordinary General Meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 11:00 AM, Eastern Time, on June [●], 2026, at the offices of the Company, located at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309. You will be permitted to attend the Extraordinary General Meeting in person at the offices of the Company at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309. If you are a registered shareholder, you will receive a proxy card from Continental. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. We will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the internet or in person. They will not be paid any additional amounts for soliciting proxies.

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Shareholders of the Company do not have dissenters’ rights in connection with any of the proposals under Cayman Islands law.

Shareholder Proposals

No business may be transacted at the extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309. Our telephone number is (305) 573-3900.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

On June 20, 2024, the Company consummated its IPO of 23,000,000 units, including 3,000,000 units issued pursuant to the full exercise of the underwriters’ over-allotment option, at $10.00 per unit, generating gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 6,000,000 private placement warrants at a price of $1.00 per private placement warrant in a private placement, consisting of 4,000,000 private placement warrants to the Sponsor and 2,000,000 private placement warrants to Cantor Fitzgerald & Co., the representative of the underwriters in the IPO, generating gross proceeds of $6,000,000.

Following the closing of the IPO on June 20, 2024, an amount of $230,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account.

The Extension

We are proposing to amend the Charter by special resolution in the form set forth in Annex A hereof to extend the Deadline Date so that our shareholders have the opportunity to participate in any future Business Combination.

Reasons for the Proposal

The Charter provides that the Company has until June 20, 2026, to complete an initial Business Combination. The Company is currently engaged in discussions with potential targets for a Business Combination but has not entered into any letters of intent or definitive agreements with any such potential targets. While there can be no assurance that these discussions will result in a definitive agreement or consummation of a Business Combination, the Company believes that extending the Deadline Date will provide additional time to pursue a potential transaction that could create value for shareholders.

The Charter currently provides that if the Company does not complete a Business Combination by June 20, 2026, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to US$100,000 of interest to pay dissolution expenses and), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to appliable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants if we fail to complete a Business Combination by the applicable Deadline Date.

The Board believes that it is in the best interests of the Company’s shareholders to adopt the Extension Amendment Proposal in order for the Company to have additional time to complete an initial Business Combination.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection herewith, you will retain the right to vote on a Business Combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or in the event that the Company has not consummated a Business Combination by the applicable Deadline Date.

The Sponsor

The Company’s Sponsor is Lionheart Sponsor, LLC, a Florida limited liability company. The Sponsor (whose sole managing member is Ophir Sternberg, the Company’s Chairman of the Board of Directors, President and Chief Executive Officer) beneficially owns and is entitled to vote an aggregate of 7,666,667 Ordinary Shares, which represents approximately 25% of the Company’s issued and outstanding Ordinary Shares.

If the Extension Is Not Approved

If the Extension Amendment Proposal is not approved, or if the Extension Amendment Proposal is approved but the Extension is not implemented, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to US$100,000 of interest to pay dissolution expenses and), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to appliable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants if we fail to complete a Business Combination by the applicable Deadline Date.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares (or Class A Ordinary Shares received upon conversion of such Class A Ordinary Shares) held by it or them, as applicable, if the Company fails to complete a Business Combination by the applicable Deadline Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its Business Combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants if we fail to complete our Business Combination by the applicable Deadline Date. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Is Approved

Upon approval of the Extension Amendment Proposal by a resolution passed by a majority of at least two-thirds of the holders of the Ordinary Shares as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting, the Company will file such special resolution approving an amendment to the Charter with the Cayman Registrar in the form attached as Annex A hereto. Accordingly, the Deadline Date would be extended from June 20, 2026 for a nine month period to March 20, 2027.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable) with respect to such redeemed public shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Insiders.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection herewith, you will retain the right to vote on a Business Combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or in the event that the Company has not consummated a Business Combination by the applicable Deadline Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $250 million that was in the Trust Account as of May [●], 2026. The Company may need to obtain additional funds to complete its Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

In connection with the approval of the Extension, each public shareholder who is not the Sponsor, a Founder, Officer or Director may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the applicable Deadline Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST, INCLUDING THE NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, TO THE TRANSFER AGENT THAT YOUR SHARES BE REDEEMED FOR CASH AND TENDERING OR DELIVERING YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE [●], 2026. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to our Charter, a public shareholder may request to redeem all or a portion of such holder’s public shares for cash if the Extension Amendment Proposal is approved and implemented. As a holder of public shares, you will be entitled to receive cash for any public shares to be redeemed only if you, prior to 5:00 PM on June [●], 2026:

●	hold public shares or (b) hold public shares through units and elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

●	submit a written request to Continental S, including the legal name, phone number and address of the beneficial owner of the public shares for which redemption is requested, that the Company redeem all or a portion of your public shares for cash; and

●	deliver your share certificates for public shares (if any) along with other applicable redemption forms to Continental, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for or against the Extension Amendment Proposal, or do not vote at all, and regardless of whether they hold public shares on the Record Date.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting tendering/delivery of its shares through the DWAC system. Tendering or delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or tendering/delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tender or deliver their shares (and share certificates (if any) and other redemption forms) through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Public shares that have not been tendered in accordance with these procedures prior to 5:00 p.m., Eastern Time, on June [●], 2026 will not be redeemed for cash held in the Trust Account. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the Extension is implemented. If you tendered or delivered your public shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide to withdraw your redemption prior to the implementation of the Extension, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved or approved, but not implemented, these shares will not be redeemed and the physical certificates representing these shares (if any) will be returned to the shareholder promptly following the determination that the Extension will not be approved or implemented. The transfer agent will hold the certificates of public shareholders that make the redemption demand until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding public shares. Based upon the amount held in the Trust Account as of May [●], 2026, which was approximately $250 million (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Extraordinary General Meeting. The closing price of one Class A Ordinary Share on May [●], 2026 was $[●]. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] less per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the estimated redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior 5:00 P.M. Eastern Time on June [●], 2026.

United States Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved and implemented. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this proxy statement (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors of the Company, or to any person of holding Class B Ordinary Shares (or Class A Ordinary Shares issued upon conversion of such Class B Ordinary Shares) or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

●	banks, financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the public shares through such a partnership or pass-through entity;

●	U.S. expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

●	persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

●	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this proxy statement and the exercise of redemption rights with respect to their public shares.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares will continue to own its public shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in the Company treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares of the Company outstanding before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company actually owned by the U.S. Holder, but also shares of the Company that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares ). Prior to the Company’s Business Combination, the public shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in the Company may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of the Company

Based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it likely will not be eligible for the startup exception and therefore likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, the Company’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for its current taxable year or any future taxable year. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

Effects of PFIC Rules on Redemption

Although the Company’s PFIC status is determined annually, an initial determination that the Company is a PFIC generally will apply for subsequent years to a U.S. Holder who held public shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. If the Company has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which the Company was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the sale or other disposition of such public shares (which may include gain realized by reason of transfers of public shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the public shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the public shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of the Company. Under these rules (the “excess distribution regime”):

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company was a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

●	an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

As noted above, the impact of the PFIC rules on a U.S. Holder of public shares will depend on whether the U.S. Holder has made a timely and effective election to treat the Company as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which the Company qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares.

U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. If the Company determines it is a PFIC for any taxable year, upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that the Company will timely provide such required information. There is also no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares generally would not be subject to the excess distribution regime discussed above in connection with the redemption of public shares, and instead any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if the Company is a PFIC for any taxable year, a U.S. Holder of public shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of the Company, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s public shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution), under the above rules. In addition, if the Company is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its public shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of public shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may elect to mark such stock or shares to its market value each taxable year if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq. No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the excess distribution regime discussed above with respect to their public shares in connection with the redemption of their public shares. Instead, any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of public shares treated as a sale of public shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of public shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted tax basis in its public shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The electing U.S. Holder’s tax basis in its public shares will be adjusted to reflect any such income or loss amounts. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the public shares in which the Company is a PFIC, then the excess distribution regime discussed above under the section entitled “— Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, public shares, including in connection with the redemption of public shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM Elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the public shares should consult their own tax advisors concerning the application of the PFIC rules to the public shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders—U.S. Holders—Tax Effects of Exercising Redemption Rights—Generally.” Regardless of whether it is treated as a sale of public shares or as a corporate distribution on the public shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such public shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

Resolution to be Voted Upon

The full text of the special resolution to be considered, and if thought fit, passed, is as follows:

“RESOLVED, as a special resolution, that with immediate effect the Company’s amended and restated articles of association be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

Completion Window means the period of time:

a)	commencing on, and including, the closing date of the IPO; and

b)	ending on the date that is thirty three (33) months after the closing date of the IPO, or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles

Vote Required for Approval

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of Ordinary Shares as being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given. The Extension Amendment Proposal is not conditioned on the approval of any other proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The Insiders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate of 7,666,667 Ordinary Shares constituting 25% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

Our Sponsor, the other Insiders or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the Extraordinary General Meeting. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as he, she or it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise such shareholder’s redemption rights with respect to the shares so purchased. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the funds held in the Trust Account. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, the other Insiders or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the Extension Amendment Proposal or not redeem their public shares. However, they have no current commitments to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

Additionally, in the event our Sponsor, the other Insiders or any of their respective affiliates were to purchase shares or warrants from public shareholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

●	our proxy statement would disclose the possibility that our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

●	if our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

●	our proxy statement would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the Extension Amendment Proposal;

●	our Sponsor, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

●	we would disclose in a Form 8-K, before our shareholder meeting, the following material items:

●	the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

●	the purpose of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates;

●	the impact, if any, of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates on the likelihood that the Extension Amendment Proposal will be approved;

●	the identities of our security holders who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

●	the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to increase the likelihood of obtaining shareholder approval of the Extension Amendment Proposal. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Extension is not approved, the Company would be forced to liquidate. If the Company liquidates without completing a Business Combination, the 7,666,667 Class B ordinary shares of the Company and 4,000,000 private placement warrants to purchase Class A Ordinary Shares held by the Sponsor (whose members include certain of our directors and officers), and 2,000,000 private placement warrants to purchase Class A Ordinary Shares held by Cantor Fitzgerald & Co., will be worthless. The Ordinary Shares had an aggregate market value of approximately $[●] million based on the last sale price of $[●] on Nasdaq on May [●], 2026 and the private placement warrants had an aggregate market value of approximately $[●] based on the last sale price of $[●] on Nasdaq on May [●], 2026;

●	If we do not successfully consummate a Business Combination, the Sponsor and Cantor Fitzgerald & Co. will lose their investment in the Company, which totals approximately $6.0 million in value as of May [●], 2026 (which represents the amount initially paid for Class B Ordinary Shares and private placement warrants), and the potential loss of this investment could incentivize the Sponsor and its affiliates to pursue a Business Combination transaction on unfavorable terms in order to avoid a liquidation and a loss of its investment;

●	All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a Business Combination. If the Extension is not approved, and the Company liquidates without completing a Business Combination, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	In order to protect the amounts held in the Trust Account, the Sponsor and our directors and officers have waived their rights to liquidating distributions from the Trust Account with respect to any founder shares held by them if we fail to complete our initial Business Combination before the Deadline Date. However, if they acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if we fail to complete our initial Business Combination by the Deadline Date.

●	None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential Business Combination and receive compensation thereafter; and

●	The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing a Business Combination and repayment of outstanding loans, including the Contributions. If the Extension is not approved, and the Company liquidates without completing a Business Combination, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses. As of the date of this proxy statement, there are no material reimbursable out-of-pocket expenses.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Amendment Proposal.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if necessary or convenient to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies if, at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.”

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate of 7,666,667 Class B Ordinary Shares constituting 25% of the Company’s issued and outstanding Ordinary Shares.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of May [●], 2026 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

●	each of our executive officers and directors that beneficially owns our Ordinary Shares; and

●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 30,666,667 Ordinary Shares, consisting of (i) 23,000,000 Class A Ordinary Shares and (ii) 7,666,667 Class B Ordinary Shares, issued and outstanding as of May [●], 2026. On all matters to be voted upon, except for (x) the appointment and removal of directors to the Board and (y) continuing our Company in a jurisdiction outside the Cayman Islands, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class, unless otherwise required by applicable law. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these Private Placement Warrants are not exercisable within 60 days of the date of this proxy statement.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Total Outstanding Ordinary Shares
Lionheart Sponsor, LLC(2)(3)	-	-	7,666,667	100%	25.00%
Ophir Sternberg(2)(3)	-	-	7,666,667	100%	25.00%
Paul Rapisarda	-	-	-	-	-
Faquiry Diaz Cala	-	-	-	-	-
Thomas Hawkins	-	-	-	-	-
Roger Meltzer, Esq.	-	-	-	-	-
Antony Sheriff	-	-	-	-	-
Gila Cohen	-	-	-	-	-
All officers and directors as a group (7 persons)	-	-	7,666,667	100%	25.00%

Other 5% Shareholders
LMR Parties(4)	1,980,000	8.61%	-	-	6.46%
Magnetar Parties(5)	1,960,200	8.52%	-	-	6.39%
First Trust Parties(6)	(6)	(6)%	-	-	(6)%
AQR Parties (7)	1,773,898	7.71%	-	-	5.78%
Wealthspring Parties(8)	1,597,970	6.95%	-	-	5.21%
Picton Mahoney Asset Management(9)	1,500,000	6.52%	-	-	4.89%
Meteora Capital, LLC(10)	1,300,531	5.65%			4.24%
Wolverine Parties(11)	1,263,435	5.61%			4.12%

(1)	Unless otherwise noted, the principal business address of each of the following entities or individuals is c/o Lionheart Holdings, 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida, 33309.

(2)	Interests shown consist solely of Founder Shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial Business Combination or earlier at the option of the holder on a one-for-one basis, subject to adjustment.
(3)	Lionheart Sponsor, LLC, our Sponsor, is the record holder of such Class B Ordinary Shares. Mr. Sternberg, the sole managing member of the Sponsor, holds voting and investment discretion with respect to the Class B Ordinary Shares held of record by the Sponsor. Mr. Sternberg disclaims any beneficial ownership of the securities held by the Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(4)	According to a Schedule 13G filed with the SEC on November 14, 2024 by (i) LMR Partners LLP, a United Kingdom limited liability partnership (“LMR”), (ii) LMR Partners Limited, a Hong Kong corporation (“LMR Limited”), (iii) LMR Partners LLC, a Delaware limited liability company (“LMR LLC”), (iv) LMR Partners AG, a Swiss corporation (“LMR AG”), (v) LMR Partners (DIFC) Limited, an United Arab Emirates corporation (“LMR DIFC”), (vi) LMR Partners (Ireland) Limited, a limited company incorporated in Ireland (“LMR Ireland”, collectively with LMR, LMR Limited, LMR LLC, LMR AG and LMR DIFC, the “LMR Investment Managers”), (vii) Ben Levine, a citizen of the United Kingdom (“Mr. Levine”), and (vii) Stefan Renold, a citizen of Switzerland (“Mr. Renold”, collectively with the LMR Investment Managers and Mr. Levine, the “LMR Parties”). The LMR Investment Managers serve as the investment managers to certain funds with respect to the Public Shares held by certain funds. Messrs. Levine and Renold are ultimately in control of the investment and voting decisions of the LMR Investment Managers with respect to the securities held by certain funds. The principal business address of each of the LMR Parties is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom.
(5)	According to a Schedule 13G filed with the SEC on November 6, 2024 by (i) Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), (ii) Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), (iii) Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and (iv) David J. Snyderman, a citizen of the United States (“Mr. Snyderman”, collectively with Magnetar Financial, Magnetar Capital Partners and Supernova Management, the “Magnetar Parties”), in connection with Public Shares held for the following funds (collectively, the Magnetar Funds”) (a) Magnetar Constellation Master Fund, Ltd, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, Purpose Alternative Credit Fund Ltd, all Cayman Islands exempted companies and (b) Magnetar Structured Credit Fund, LP, a Delaware limited partnership and Magnetar Alpha Star Fund LLC, Magnetar Lake Credit Fund LLC, Purpose Alternative Credit Fund - T LLC, all Delaware limited liability companies. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Public Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The principal business address of each of the Magnetar Parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.
(6)	According to a Schedule 13G filed with the SEC on November 14, 2024 by (i) First Trust Merger Arbitrage Fund, a series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act (“VARBX”), (ii) First Trust Capital Management L.P., an investment adviser registered with the SEC that provides investment advisory services to certain client accounts, including VARBX (“FTCM”), (iii) First Trust Capital Solutions L.P., a Delaware limited partnership and control person of FTCM (“FTCS”), and (iv) FTCS Sub GP LLC, a Delaware limited liability company and control person of FTCM (“Sub GP” and collectively, with VARBX, FTCM and FTCS, the “First Trust Parties”). As investment adviser to certain client accounts, FTCM has the authority to invest the funds of certain client accounts, as well as the authority to purchase, vote and dispose of securities. As of September 30, 2024, VARBX owned 1,875,252 Public Shares, while FTCM, FTCS and Sub GP collectively owned 2,098,345 Public Shares. FTCS and Sub GP may be deemed to control FTCM. FTCS and Sub GP do not own any Public Shares for their own accounts. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, Illinois 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, Wisconsin 53212.
(7)	According to a Schedule 13G filed with the SEC on November 14, 2024 by (i) AQR Capital Management, LLC, a Delaware limited liability company (“AQR Capital”), (ii) AQR Capital Management Holdings, LLC, a Delaware limited liability company “(“AQR Holdings”), and (iii) AQR Arbitrage, LLC a Delaware limited liability company (“AQR Arbitrage”, collectively with AQR Capital and AQR Holdings, the “AQR Parties”). The principal business address of each of the AQR Parties is One Greenwich Plaza, Greenwich, Connecticut 06830.
(8)	According to a Schedule 13G filed with the SEC on November 14, 2024 by (i) Wealthspring Capital LLC, a New York limited liability company (“Wealthspring”), and (ii) Matthew Simpson, a United States citizen and a manager of Wealthspring (“Mr. Simpson”, together with Wealthspring, the “Wealthspring Parties”). The principal business address for each of the Wealthspring Parties is 2 Westchester Park Drive, Suite 108, West Harrison, New York 10604.
(9)	According to a Schedule 13G filed with the SEC on October 17, 2024 by Picton Mahoney Asset Management, a citizen of Canada (“Picton”). The principal business address of Picton is 33 Yonge Street, #320, Toronto, ON M5E 1G4, Canada.
(10)	According to a Schedule 13G filed with the SEC on August 14, 2025 by (i) Meteora Capital, LLC, a Delaware limited liability company (“Meteora”), and (ii) Vik Mittal, a United States citizen and managing member of Meteora (together with Meteora, the “Meteora Parties”). The principal business address of each of the Meteora Parties is 1200 N Federal Hwy, #200, Boca Raton, Florida 33432.
(11)	According to a Schedule 13G filed with the SEC on October 10, 2025 by (i) Wolverine Asset Management, LLC, an Illinois limited liability company (“WAM”), (ii) Wolverine Holdings, L.P., an Illinois limited partnership and the sole member and manager of WAM (“Wolverine Holdings”), (iii) Wolverine Trading Partners, Inc., an Illinois corporation and the general partner of Wolverine Holdings (“WTP”), (iv) Robert R. Bellick, a Citizen of the United States (“Mr. Bellick”) and (v) Christopher L. Gust, a citizen of the United States (“Mr. Gust”, and collectively with WAM, Wolverine Holdings, WTP and Mr. Bellick, the “Wolverine Parties”). Mr. Gust and Mr. Bellick may be deemed to control WTP. The principal business address of each of the Wolverine Parties is c/o Wolverine Asset Management, LLC 175 West Jackson Boulevard, Suite 340, Chicago, Illinois 60604.

SHAREHOLDER PROPOSALS

Unless the Company liquidates without completing a Business Combination, the Company intends to hold an extraordinary general meeting for the purpose of approving its Business Combination and related transactions. The Company’s next annual general meeting would be held at a future date to be determined by the post business-combination company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309, or (305) 573-3900, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

Lionheart Holdings
200 W Cypress Creek Road, Suite 500

Fort Lauderdale, Florida 33309
Telephone: (305) 573-3900

If you are a shareholder of the Company and would like to request documents, please do so by [●], 2026 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

May [●], 2026

ANNEX A

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED ARTICLES OF ASSOCIATION
OF
LIONHEART HOLDINGS

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

“RESOLVED, as a special resolution, that [with immediate effect the Company’s amended and restated articles of association be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

Completion Window means the period of time:

a)	commencing on, and including, the closing date of the IPO; and

b)	ending on the date that is thirty three (33) months after the closing date of the IPO, or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

A-1

PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF
LIONHEART HOLDINGS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints

____________________________________ of _________________________________

(insert name of proxy) (insert address of proxy)

or, if no person is otherwise specified, Ophir Sternberg and Faquiry Diaz Cala (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of Lionheart Holdings (the “Company”), a Cayman Islands exempted company, that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of shareholders of the Company, to be held on June [●], 2026 at 11:00 AM, Eastern Time, at the offices of The Company at 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309 (the “Extraordinary General Meeting”), and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND, IF PRESENTED, PROPOSAL 2.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on June [●], 2026

The Notice of Extraordinary General Meeting of Shareholders and the accompanying proxy statement are available at: www.cstproxyvote.com

LIONHEART HOLDINGS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
PROPOSAL 1 AND, IF PRESENTED, PROPOSAL 2.

Proposal No. 1 — The Extension Amendment Proposal

RESOLVED, as a special resolution, that with immediate effect the Company’s amended and restated articles of association be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

Completion Window means the period of time:

a) commencing on, and including, the closing date of the IPO; and

b) ending on the date that is thirty three (33) months after the closing date of the IPO, or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Adjournment Proposal	RESOLVED, as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies if, at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: _______________________________________________, 2026

_________________________________________________________________________________________ Signature

_________________________________________________________________________________________

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the above signed Shareholder(s). If no direction is made, this proxy will be voted FOR all of Proposal 1 and Proposal 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.